UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 6, 2020

GLOBAL WHOLEHEALTH PARTNERS CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	000-56035	46-2316220
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2227 Avenida Oliva San Clemente, CA	92673
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code (714) 392-9752

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Section 8 - Other Events

Item 8.01 Other Events.

On April 6, 2020, Global Wholehealth Partners Corporation (the “Company”) received an Acknowledgment Letter (the “Letter”) from the U.S. Food and Drug Administration (the “FDA”) that the Center for Devices and Radiological Health of the FDA has received the Company’s Rapid Diagnostic IgG/IgM 10 minute Rapid test application submitted by Charles Strongo, the Company’s Chief Executive Officer. The Rapid Diagnostic IgG/IgM 10 minute Rapid test requires no machine. The Company’s submission has been assigned the unique document control number EUA200181.

A copy of the Letter is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Section 9 – Financial Statement and Exhibits
Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Document	Location
99.1	FDA Letter received April 6, 2020.	Filed Herewith

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL WHOLEHEALTH PARTNERS CORPORATION (Registrant)
Date: April 10, 2020	By: /s/ Charles Strongo Charles Strongo Chief Executive Officer

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